EXHIBIT 32

Certification of Periodic Financial Report by the Chief Executive Officer and

Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Solely for the purposes of complying with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Chief Executive Officer and Interim Chief Financial Officer of Apollo Medical Holdings, Inc. (the “Company”), hereby certify, based on my knowledge, that the Annual Report on Form 10-K of the Company for the year ended March 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2016	/s/ Warren Hosseinion
Warren Hosseinion Chief Executive Officer

Date: June 29, 2016	/s/ Warren Hosseinion
Warren Hosseinion Interim Chief Financial Officer